UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2020 (March 20, 2020)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-02217 (Commission File Number)	58-0628465 (IRS Employer Identification No.)

One Coca-Cola Plaza Atlanta, Georgia (Address of principal executive offices)	30313 (Zip Code)

Registrant’s telephone number, including area code: (404) 676-2121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.25 Par Value	KO	New York Stock Exchange
0.000% Notes Due 2021	KO21B	New York Stock Exchange
Floating Rate Notes Due 2021	KO21C	New York Stock Exchange
1.125% Notes Due 2022	KO22	New York Stock Exchange
0.125% Notes Due 2022	KO22B	New York Stock Exchange
0.75% Notes Due 2023	KO23B	New York Stock Exchange
0.500% Notes Due 2024	KO24	New York Stock Exchange
1.875% Notes Due 2026	KO26	New York Stock Exchange
0.750% Notes Due 2026	KO26C	New York Stock Exchange
1.125% Notes Due 2027	KO27	New York Stock Exchange
1.250% Notes Due 2031	KO31	New York Stock Exchange
1.625% Notes Due 2035	KO35	New York Stock Exchange
1.100% Notes Due 2036	KO36	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01	Other Events.

On March 25, 2020, The Coca-Cola Company (the “Company”) completed a public offering of $1,000,000,000 aggregate principal amount of its 2.950% Notes due 2025, $1,000,000,000 aggregate principal amount of its 3.375% Notes due 2027, $1,250,000,000 aggregate principal amount of its 3.450% Notes due 2030, $500,000,000 aggregate principal amount of its 4.125% Notes due 2040 and $1,250,000,000 aggregate principal amount of its 4.200% Notes due 2050 (collectively, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-234311) filed with the Securities and Exchange Commission (the “SEC”) on October 24, 2019.

In connection with the offering of the Notes, the Company entered into an Underwriting Agreement, dated March 20, 2020 (the “Underwriting Agreement”), among the Company and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (together, the “Underwriters”). Pursuant to the Underwriting Agreement, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Notes were issued under an Amended and Restated Indenture, dated as of April 26, 1988 (as supplemented, the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee, as supplemented by the First Supplemental Indenture, dated as of February 24, 1992, and the Second Supplemental Indenture, dated as of November 1, 2007, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.

The Underwriting Agreement, the Indenture and the respective forms of global note for the offering are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

In reviewing the agreements included as exhibits to this report, please remember they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the other parties to the applicable agreement and:

•	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;
•	may have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;
•	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and
•	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this report and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

Exhibit 1.1	Underwriting Agreement, dated March 20, 2020, between the Company and BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.
Exhibit 4.1	Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.
Exhibit 4.2	First Supplemental Indenture, dated as of February 24, 1992, to Amended and Restated Indenture, dated as of April 26, 1988, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.
Exhibit 4.3	Second Supplemental Indenture, dated as of November 1, 2007, to Amended and Restated Indenture, dated as of April 26, 1988, as amended, between the Company and Deutsche Bank Trust Company Americas, as successor to Bankers Trust Company, as trustee.
Exhibit 4.4	Form of Note for 2.950% Notes due 2025.
Exhibit 4.5	Form of Note for 3.375% Notes due 2027.
Exhibit 4.6	Form of Note for 3.450% Notes due 2030.
Exhibit 4.7	Form of Note for 4.125% Notes due 2040.
Exhibit 4.8	Form of Note for 4.200% Notes due 2050.
Exhibit 5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
Exhibit 23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP — included as part of Exhibit 5.1 hereto.
Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COCA-COLA COMPANY (REGISTRANT)

Date: March 25, 2020	By:	/s/ MARK RANDAZZA
Name: Mark Randazza
Title: Vice President, Assistant Controller and Chief Accounting Officer